UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 24, 2014

COLUMBIA SPORTSWEAR COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14375 Northwest Science Park Drive

Portland, Oregon 97229

(Address of principal executive offices) (Zip code)

(503) 985-4000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 30, 2014, Columbia Sportswear Company (the “Company”) issued a press release reporting its third quarter 2014 financial results and updated outlook for 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial information and commentary by Thomas B. Cusick, Senior Vice President of Finance and Chief Financial Officer of Columbia Sportswear Company, for the third quarter of 2014 and forward-looking statements relating to the outlook for 2014, and preliminary indications for 2015, as posted on the Company’s investor website, http://investor.columbia.com, on October 30, 2014. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective October 24, 2014, the Board of Directors of Columbia Sportswear Company (the “Company”) amended the Company's 2000 Restated Bylaws, as amended, to permit, but not require, the Board to hold a regular meeting without notice immediately after, and at the same place as, the annual meeting of shareholders, as set forth in the Amendment to 2000 Restated Bylaws, as amended, of the Company.  A copy of the amendment to the Company’s 2000 Restated Bylaws, as amended, is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

In its October 30, 2014 press release, the Company also announced that its board of directors approved a cash dividend of $0.15 per share of common stock to be paid on December 4, 2014 to its shareholders of record on November 20, 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

3.2	Amendment to 2000 Restated Bylaws of Columbia Sportswear Company, as amended, effective October 24, 2014

99.1	Press Release, dated October 30, 2014 (furnished pursuant to Items 2.02 and 7.01 hereof).

99.2	Commentary by Thomas B. Cusick, Senior Vice President of Finance and Chief Financial Officer of Columbia Sportswear Company dated October 30, 2014 (furnished pursuant to Items 2.02 and 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: October 30, 2014	By:	/s/ THOMAS B. CUSICK
Thomas B. Cusick
Senior Vice President of Finance, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

3.2	Amendment to 2000 Restated Bylaws of Columbia Sportswear Company, as amended, effective October 24, 2014

99.1	Press Release, dated October 30, 2014 (furnished pursuant to Items 2.02 and 7.01 hereof).

99.2	Commentary by Thomas B. Cusick, Senior Vice President of Finance and Chief Financial Officer of Columbia Sportswear Company dated October 30, 2014 (furnished pursuant to Items 2.02 and 7.01 hereof.